Net Loss per Share (Tables)	12 Months Ended
Dec. 31, 2024
Net Loss Per Share
Schedule of computation of basic and diluted net loss per share
The following table sets forth the computation of basic and diluted net loss per share for the years ended December 31, 2022, 2023 and 2024:

	For the Year Ended December 31,
	2022	2023	2024
	RMB in thousands, except for share and per share data
Numerator:
Net loss	(7,507,653)	(4,811,713)	(1,363,651)
Net loss/(income) attributable to noncontrolling interests	10,640	(10,608)	16,851

Net loss attributable to Bilibili Inc.’s shareholders for basic/dilutive net loss per share calculation	(7,497,013)	(4,822,321)	(1,346,800)

Denominator:
Weighted average number of ordinary shares outstanding, basic	394,863,584	413,210,271	416,470,256
Weighted average number of ordinary shares outstanding, diluted	394,863,584	413,210,271	416,470,256
Net loss per share, basic	(18.99)	(11.67)	(3.23)
Net loss per share, diluted	(18.99)	(11.67)	(3.23)